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                                                                   Exhibit 10.31

THE OBLIGATIONS UNDER THIS SECURITY AGREEMENT ARE SUBORDINATED TO THE CLAIMS OF UNION BANK OF CALIFORNIA, N.A. ("UBOC") PURSUANT TO AND IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN AMENDED AND RESTATED INTERCREDITOR AND SUBORDINATION AGREEMENT DATED OF EVEN DATE HEREWITH BETWEEN SECURED PARTY (AS DEFINED BELOW) AND UBOC, AS AMENDED.

                     AMENDED AND RESTATED SECURITY AGREEMENT

     THIS AMENDED AND RESTATED SECURITY AGREEMENT dated as of _____________, 2002 (this "Agreement"), is made by OVERHILL FARMS, INC., a Nevada corporation (the "Company"), and OVERHILL L.C. VENTURES, INC., a California corporation ("Overhill Ventures" and, together with the Company, and any future direct or indirect Subsidiaries of Company and Overhill Ventures from time to time party hereto, the "Debtors" and, individually, a "Debtor") in favor of LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("Secured Party").

                                    RECITALS

     A. The Company, OVERHILL CORPORATION (formerly known as Polyphase Corporation and to be known from and after the effective date of the Spin-Off as Treecon Resources, Inc.), a Nevada corporation ("TreeCon"), Overhill Ventures and the Purchaser entered into that certain Securities Purchase Agreement dated as of November 24, 1999, as amended by that certain Consent and First Amendment to Securities Purchase Agreement dated as of August 23, 2000, and as further amended by that certain Second Amendment to Securities Purchase Agreement dated as of January 11, 2002, that certain Consent and Third Amendment dated as of January 31, 2002, that certain Fourth Amendment dated as of June 28, 2002, and that certain Fifth Amendment to Securities Purchase Agreement dated as of September 11, 2002 (as so amended, the "Original Securities Purchase Agreement").

     B. In connection with the execution and delivery of the Original Securities Purchase Agreement, the Company executed and delivered to Secured Party that certain Security Agreement dated as of November 24, 1999, as amended by that certain Amendment to Security Agreement dated as of June 28, 2002 (as so amended, the "Company Security Agreement"), and Overhill Ventures executed and delivered to Secured Party that certain Security Agreement dated as of November 24, 1999, as amended by that certain Amendment to Security Agreement dated as of June 28, 2002 (as so amended, the "Ventures Security Agreement").

     C. The Company, the entities from time to time parties thereto as Guarantors (including Overhill Ventures) and Secured Party are concurrently entering into that certain Amended and Restated Securities Purchase Agreement dated of even date herewith (as amended from time to time, the "Securities Purchase Agreement") pursuant to which, among other things, (a) the parties thereto are amending and restating the Original Securities Purchase Agreement, the Original Note and the Original Warrant and (b) at the request of

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the Company, LLCP is consenting to the Spin-Off Related Matters, all on the terms and subject to the conditions set forth therein.

     D. The Company, Overhill Ventures and their Subsidiaries are members of a consolidated group of entities whose success is mutually interdependent, and each of the Company, Overhill Ventures and their Subsidiaries has derived, and expects to continue to derive, substantial direct and indirect benefits from the proceeds of the borrowings made available to the Company under the Note.

     E. It is a condition precedent to Secured Party's agreement to consent to the Spin-Off Related Transactions that the Debtors agree to affirm, amend, restate and combine into a single agreement the Company Security Agreement and the Ventures Security Agreement, all on the terms and subject to the conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual consents and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend and restate the Company Security Agreement and the Ventures Security Agreement as follows:

     1. Definitions. Unless otherwise defined, all capitalized terms used in this Agreement without definition shall have the respective meanings ascribed to them in the Securities Purchase Agreement, the Company Security Agreement or the Ventures Security Agreement, as the case may be. The rules of interpretation and construction set forth in Sections 1.2 through 1.6 of the Securities Purchase Agreement shall likewise govern the interpretation and construction of this Agreement. In addition, the following capitalized terms shall have the following respective meanings:

         "Account Debtor" means any Person who may become obligated to any Person under, with respect to, or on account of, an Account, Chattel Paper or General Intangible (including a Payment Intangible).

         "Accounts" means all "accounts," as such term is defined in the UCC, now owned or hereafter acquired by any Person, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations that may be characterized as an account or contract right under the UCC), (b) all of such Person's rights in, to and under all purchase orders or receipts for goods or services, (c) all of such Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due or to become due to such Person for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person), (e) all health care insurance receivables,

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and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

         "Books and Records" means, with respect to any Person, all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, accounting books and records, financial statements (actual and pro forma), and filings with Governmental Authorities.

         "Chattel Paper" means all "chattel paper," as such term is defined in the UCC and including both tangible and electronic chattel paper, now owned or hereafter acquired by any Person, wherever located.

         "Claim" means any and all: (a) suits, actions, or proceedings in any court or forum, at law, in equity or otherwise; (b) costs, fines, deficiencies, or penalties; (c) asserted claims or demands by any Person; (d) arbitration demands, proceedings, or awards; (e) damages, losses, liabilities, and expenses (including reasonable attorneys' fees and disbursements and other costs of collection, defense, or appeal); (f) enforcement of rights and remedies; or (g) criminal, civil, or regulatory investigations.

         "Collateral" means any personal property or other assets, now existing or hereafter acquired, real or personal, tangible or intangible, and whether owned by, consigned to, or held by, or under the care, custody or control of any Debtor, including all money, cash, cash equivalents, Accounts, Deposit Accounts, other bank and deposit accounts (including any bank accounts maintained by any Debtor or any of its Subsidiaries) and deposits, Investment Property, Inventory, Equipment, Fixtures, Goods, Chattel Paper, Documents, Instruments, letters of credit, Letter of Credit Rights, Supporting Obligations, Commercial Tort Claims, Books and Records, real property interests, leasehold estates in real property of Debtor, as lessee, General Intangibles (including all Intellectual Property, Claims, Payment Intangibles, contract rights, choses in action, and Software), and all of Debtors' other interests in property of every kind and description, and the products, profits, rents of, dividends or distributions on, accessions to, and all Proceeds (including tort claims, insurance claims and insurance proceeds) of any of the foregoing, regardless of whether the Collateral, or any portion of it, is property as to which the UCC provides the perfection of a security interest, and all rights and remedies applicable to such property, but excluding in all events, Hazardous Materials.

         "Collection Accounts" means any of the bank accounts in the name of any Debtor maintained at Senior Lender and designated as collection accounts in the Senior Credit Documents.

         "Commercial Tort Claim" means all "commercial tort claims," as such term is defined in the UCC, now owned or hereafter acquired by any Person.

         "Control Account" means the "Control Account," as defined in the Senior Credit Documents.

         "Control Letter" means a letter agreement between Secured Party and (i) the issuer of uncertificated securities with respect to uncertificated securities in the name of Debtor or any of its Subsidiaries, (ii) a securities intermediary with respect to securities,

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whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of Debtor or any of its Subsidiaries, (iii) a futures commission merchant or clearing house, as applicable, with respect to commodity accounts and commodity contracts held by Debtor or any of its Subsidiaries, whereby in each case, among other things, the issuer, securities intermediary or futures commission merchant disclaims any security interest in the applicable financial assets, acknowledges the Lien of Secured Party on such financial assets, and agrees to follow the instructions or entitlement orders of Secured Party without further consent by Debtor or any of its Subsidiaries.

         "Deposit Accounts" means all "deposit accounts," as such term is defined in the UCC, now or hereafter held in the name of any Person.

         "Disbursement Account" means the "Disbursement Account," as defined in the Senior Credit Documents.

         "Documents" means all "documents," as such term is defined in the UCC, wherever located, and all of the following, whether or not "documents" as defined in the UCC: all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.

         "Equipment" means all "equipment," as such term is defined in the UCC, wherever located, and all of the following, whether or not "equipment" as defined in the UCC: all machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment, and all engineering, processing, and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock, and other equipment of every kind and nature, trade fixtures, and fixtures, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties, and rights with respect thereto.

         "Fiscal Month" means any of the monthly accounting periods of the Company.

         "Fixtures" means "fixtures," as such term is defined in the UCC.

         "General Intangibles" means all "general intangibles," as such term is defined in the UCC, now owned or hereafter acquired by any Person, including all right, title and interest which such Person may now or hereafter have in or under any Contract, all Payment Intangibles, Licenses, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and

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business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments, and other property in respect of or in exchange for pledged Stock, Investment Property or other equity interests, and rights of indemnification.

         "Goods" means all "goods," as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including embedded software to the extent included in "goods" as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

         "Goodwill" means all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements.

         "Instruments" means all "instruments," as such term is defined in the UCC, wherever located, and all of the following, whether or not "instruments" as defined in the UCC: all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness.

         "Intellectual Property" means all of the following: (a) patents, trademarks, trade dress, trade names, service marks, copyrights, trade secrets, and all other intellectual property or Licenses thereof; and (b) all Proceeds of the foregoing.

         "Inventory" means all "inventory," as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all goods, merchandise and other personal property held for sale or lease by any Person, or which is furnished by such Person under any contract of service or is held by such Person as raw materials, work or goods in process, finished goods, returned goods or materials and supplies of every nature used or consumed or to be used or consumed by such Person in the ordinary course of its business including all embedded software, whether now owned or hereafter acquired by such Person.

         "Investment Property" means all "investment property," as such term is defined in the UCC, and all of the following, whether or not "investment property" as defined in the UCC: (a) all securities, whether certificated or uncertificated, including stocks, bonds, treasuries, certificates of deposit, and mutual fund shares; (b) all securities entitlements of such Person, including the rights of such Person to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (c) all interests in limited liability companies and partnership interests, whether or not such interests constitute securities; (d) all securities contracts held by any Person; and (e) all commodity contracts held by any Person.

         "Joinder Agreement" means an agreement, in substantially the form attached hereto as Exhibit A, pursuant to which each direct and indirect future Subsidiary of the Debtors shall become a party to this Agreement.

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         "Letter of Credit" means an irrevocable commercial or standby letter of credit.

         "Letter of Credit Rights" means all "letter of credit rights," as such term is defined in the UCC, now owned or hereafter acquired by any Person, including rights to payment or performance under a letter of credit, whether or not such Person, as beneficiary, has demanded or is entitled to demand payment or performance.

         "License" means any license or sublicense under any written agreement granting the right to use any Intellectual Property or other license of rights or interests therein, including the Licenses described in the PTC Security Agreement.

         "Payment Intangibles" means all "payment intangibles" as such term is defined in the UCC, now owned or hereafter acquired by any Person.

         "Proceeds" means "proceeds," as such term is defined in the UCC, including: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Person from time to time with respect to any of the Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to any Person from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority); (c) any claim of any Person against third parties for past, present or future infringement or dilution of any Intellectual Property, or for injury to the goodwill associated with any Intellectual Property; (d) any recoveries by any Person against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock; and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

         "Secured Obligations" mean any and all Obligations, and all covenants and duties regarding such amounts, of any kind or nature, present or future, contingent or liquidated, whether or not evidenced by any note, agreement or other instrument, the payment or performance of which is provided for or arises now or hereafter under or in connection with the Securities Purchase Agreement or any other Investment Document.

         "Senior Indebtedness" shall have the meaning assigned to it in the Intercreditor Agreement.

         "Senior Liens" shall mean the Liens granted to the Senior Lender pursuant to the Senior Collateral Documents.

         "Software" means all "software," as such term is defined in the UCC, now owned or hereafter acquired by any Person, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

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         "Supporting Obligations" means all "supporting obligations," as such term is defined in the UCC, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of California; provided, that in the event by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Secured Party's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the UCC is used to define any term herein or in any of the Investment Documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

     2. Affirmation of Existing Security Interests; Continuing Assignment and Grant of Security Interest.

         (a) To secure the payment and performance in full of any and all Secured Obligations, each Debtor hereby grants to Secured Party a continuing security interest in, and so pledges and assigns to Secured Party, and affirms, ratifies and acknowledges the continuing validity, enforceability, and perfection of, the assignments, pledges, and grants to Secured Party of security interests heretofore granted to Secured Party pursuant to the Company Security Agreement and the Ventures Security Agreement (subject, as to priority, only to the Senior Liens and Permitted Liens to the extent entitled to priority by Applicable Law) in and to all right, title and interest of each such Debtor in and to the Collateral.

         (b) Concurrently herewith, the Debtors are executing and delivering to Secured Party that certain Amended and Restated Patent, Trademark, and Copyright Security Agreement (the "PTC Security Agreement") pursuant to which the Debtors and Secured Party are amending and restating the Original PTC Security Agreement under which, among other things, the Debtors assigned to Secured Party as collateral security certain Collateral consisting of patents, patent rights, trademarks, service marks, trademark and service mark rights, associated goodwill, copyrights, and related rights. The provisions of the PTC Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in the PTC Security Agreement shall derogate from any of the rights or remedies of Secured Party hereunder, nor shall anything contained in the PTC Security Agreement be deemed to prevent or extend the time of attachment or perfection of any security interest in such Collateral created hereby.

         (c) Concurrently herewith, the Company is executing and delivering to Secured Party that certain Amended and Restated Stock Pledge and Control Agreement (the "Company Pledge Agreement") pursuant to which the Company and Secured Party are amending and restating the Original Company Pledge Agreement (as defined in the Company Pledge Agreement) under which, among other things, Company pledged to Secured Party all of its Capital Stock in its Subsidiaries and agreed to pledge any after-acquired Capital Stock and other Investment Property. The provisions of the Company Pledge Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Company Pledge Agreement shall derogate from any of the rights or remedies of Secured Party hereunder.

          (d) Prior to the date hereof, the Company and Secured Party entered into the UBOC Control Agreement pursuant to which the Company granted control to Secured Party over the Company's deposit accounts with the Senior Lender set forth on Schedule 3, on the terms provided for therein. The provisions of the UBOC Control Agreement, and any other Deposit Account Control Agreement entered into pursuant to this Agreement, are supplemental to the provisions of this Agreement, and nothing contained in any Control Agreement shall derogate from any of the rights or remedies of Secured Party hereunder.

          (e)  For each item of electronic chattel paper, if any, Debtors have
     (i) irrevocably created a single, authoritative copy, which is unique and unalterable except by Secured Party (or the Senior Lender), (ii) has duly and irrevocably identified the security interest of Secured Party (or the Senior Lender) in such original, and (iii) has communicated such authoritative copy to Secured Party (or the Senior Lender). Debtors have so encrypted such authoritative copy that it can be distinguished from any other copy, and so that any amendments which may be made to such authoritative copy by any Person other than Secured Party (or Senior Lender) would be identifiable from authoritative amendments made by Secured Party (or the Senior Lender).

     3. Security for Secured Obligations. This Agreement continues an enforceable security interest (subject, as to priority, only to the Senior Liens and those Permitted Liens that would be prior to Secured Party's Lien as a matter of law) in and to the Collateral, securing the payment and performance in full of any and all Secured Obligations, now existing or hereafter incurred or arising, of each Debtor or any other Person. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by any Debtor to Secured Party, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding under any Bankruptcy Law involving any Debtor, any Guarantor or any other Person (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding by or against any Debtor, any Guarantor or any other Person under any Bankruptcy Law).

     4. Debtors Remain Liable. Anything herein to the contrary notwithstanding, (a) until the Secured Obligations have been fully and finally paid and performed as required by Section 20, the applicable Debtors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the

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exercise by Secured Party of any of the rights hereunder shall not release any
Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral unless expressly and specifically agreed to by Secured Party in writing, and (c) Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Debtor thereunder or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. All rights and security interests of Secured Party in the Collateral shall be absolute and unconditional, irrespective of: (i) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from terms of the Note or any other Investment Document; (iii) any exchange, release or non-perfection of any Collateral for all or any of the Secured Obligations; or (iv) any other circumstance which might otherwise constitute a defense available to any Debtor, or a discharge of any Debtor's obligations, with respect to the validity or enforceability of a security interest to the Collateral, excluding the defense of performance.

     5. Agreement With Respect to Collateral. Each Debtor and Secured Party agree that to the extent that any of the Collateral may be deemed to be a Fixture as opposed to Equipment, Inventory or any other form of Collateral that maybe perfected by the filing of a UCC financing statement, it is the intention of each of these parties that such Collateral be deemed to be Equipment, Inventory or any other form of Collateral that may be perfected by the filing of a UCC financing statement and such Collateral not be deemed to be a Fixture. No Debtor shall agree with any other Person to treat any such Collateral as a Fixture.

     6. Representations and Warranties. Each Debtor hereby represents and warrants, with respect to itself and the Collateral, as follows:

          (a) except as specifically disclosed in the most recent schedule of Accounts delivered to Secured Party: (i) each Account arises out of a bona fide sale, lease, license, or assignment and delivery of property or rendition of services by any Debtor in the ordinary course of its business, or is otherwise a bona fide monetary obligation properly classifiable as an "account" under the UCC, (ii) no Account has been reduced to a judgment;
     (iii) there are no known setoffs, claims, or disputes existing or asserted with respect thereto and no Debtor has agreed or will agree with any applicable Account Debtor to (a) any deduction therefrom, (b) any extension of time for the payment thereof, (c) any compromise or settlement for less than the full amount thereof, or (d) any release, in whole or in part, of any Person liable therefor, except as to all of the foregoing deductions, extensions, compromises, settlements, or releases allowed by any Debtor in the ordinary course of its business and disclosed to Secured Party; provided, that the aggregate amount of such deductions, extensions, compromises, settlements, or releases shall not exceed $10,000 in any Fiscal Month; (iv) there are no facts, events, or occurrences that any Debtor knows or should know that in any way impair the validity, collectibility, or enforceability thereof or tend to reduce the amount payable thereunder as reflected on the invoices, statements, and schedules of Accounts delivered to Secured Party with respect thereto, or that might result in any material adverse change in the financial condition of any Account Debtor or the collectibility thereof; and (v) no Debtor has any knowledge that any Account Debtor is unable generally to pay its debts as they become due;

          (b) the amounts reflected on all records, invoices, statements, and schedules of Accounts with respect thereto (i) to the knowledge of the Debtors, are actually and absolutely owing to the Debtors as indicated thereon and (ii) are not in any way contingent;

          (c) no payments have been made on any Account, except ordinary-course payments which have reduced the balance thereof as reported by the Debtors to Secured Party;

          (d) to the best of the Debtors' knowledge, each Account Debtor has the capacity to contract;

          (e) (i) all Inventory of the Debtors (a) is, and will continue to be, located at one of the locations set forth on Schedule 1 or (b) is being shipped directly to a customer of the Debtors and such Inventory is scheduled to arrive at its destination within 15 days after shipment or between two of the locations set forth on Schedule 1, (ii) such Inventory has not been consigned to any Person, (iii) such Inventory has been and will be produced in compliance with all Applicable Laws, including the minimum wage and overtime pay provisions of the Fair Labor Standards Act,
     (iv) the Debtors have good, indefeasible, and merchantable title to such Inventory and such Inventory is not subject to any Lien or document whatsoever except for Liens in favor of Senior Lender, Liens to Secured Party and other Permitted Liens, (v) except for Inventory that is manufactured by the Debtors pursuant to confidential specifications for particular customers of the Debtors and that is subject to certain restrictions on the sale or disposition thereof that have been disclosed to Secured Party and have been consented to by Secured Party (which consent may be subject to terms and conditions satisfactory to Secured Party), such Inventory is not subject to any licensing, patent, royalty, trademark, trade name, or copyright agreements with any third parties that would require any consent of any third party upon sale or disposition thereof or the payment of any monies to any third party as a condition precedent to any such sale or other disposition, and (vi) the completion of manufacture, sale, or other disposition of such Inventory by Secured Party following a Default or Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Debtor is a party or to which any of its property is subject;

          (f) Debtor's and each of its Subsidiaries' name as it appears in the official filings in the state of its incorporation or other organization, the type of entity of Debtor and each of its Subsidiaries (including corporation, partnership, limited partnership or limited liability company), the organizational identification number issued by Debtor's and each of its Subsidiaries' state of incorporation or organization or a statement that no such number has been issued, the locations of Debtor's and each of its Subsidiaries' state of organization or incorporation, chief executive office, principal place of business, corporate offices, warehouses, other locations of Collateral and locations where all of Debtor's and each of its Subsidiaries' records with respect to Collateral are kept are as set forth in Schedule 1 and, except as set forth in such Schedule, such locations have not changed during the preceding twelve (12) months. As of the Closing Date, during the prior five (5) years, except as set forth in Schedule 1, neither Debtor nor any of its Subsidiaries has been known as or conducted business in any other name. Neither Debtor nor any of its Subsidiaries shall change (a) its name, (b) the type of legal entity that it is, (c) the organizational identification number issued by the state of its organization, (d) chief executive office, (e) its principal place of business, (f) its corporate offices, (g) its warehouses or other Collateral locations, (h) the location of its records concerning the Collateral, or (i) the jurisdiction of its organization, without such Person, in each instance, giving thirty (30) days' prior written notice thereof to Secured Party and taking all actions deemed necessary or appropriate by Secured Party to protect and perfect Secured Party's Liens continuously upon the Collateral. Debtor and each of its Subsidiaries' shall have only one state of organization;

          (g) all Chattel Paper, promissory notes or other Instruments have been pledged to Secured Party and, when the Senior Indebtedness has been fully and finally paid and satisfied in cash, the Chattel Paper and Instruments shall be duly endorsed and accompanied by such duly executed instruments of transferor assignment as are necessary for such pledge, to be held as pledged collateral;

          (h) the Debtors are the legal and beneficial owners of, or have valid leasehold title to, the Collateral pledged by them free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement (other than Senior Liens and Permitted Liens). No effective financing statement or other similar document used to perfect and preserve a security interest under the Applicable Laws of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (i) in respect of Senior Liens and Permitted Liens and (ii) in favor of Secured Party relating to this Agreement. The Company (or its predecessors) has not existed or operated under any name other than those set forth on Schedule 2, and Overhill Ventures (or its predecessors) has not existed or operated under any name other than those set forth on
     Schedule 2;

          (i) the Debtors have possession and/or control of the Equipment and Inventory pledged by it hereunder;

          (j) this Agreement creates a valid and continuing security interest (subject, as to priority, only to the Senior Liens and those Permitted Liens that would be prior to Secured Party's Lien as a matter of law) in the Collateral, securing the payment of the Secured Obligations, which upon filings and other necessary actions to perfect such security interest (subject, as to priority, only to the Senior Liens and those Permitted Liens that would be prior to Secured Party's Lien as a matter of law) will create a perfected security interest in such Collateral. This Agreement is a valid, binding and enforceable obligation of the Debtors. Secured Party's Lien (i) is prior to all other Liens except Liens granted to the Senior Lender securing the Senior Indebtedness and those Permitted Encumbrances that would be prior to Secured Party's Lien as a matter of law, and (ii) is enforceable as such as against creditors of, and purchasers from, the Debtors and as against any purchaser of real property where any of the Fixtures or Equipment are located and any future creditor obtaining a Lien on such real property. All such action as is necessary in law has been taken (A) to establish and perfect Secured Party's Lien in each item of the Collateral with respect to which Liens may be perfected by such filings (other than items of Collateral for which Secured Party's Lien may be perfected only by possession thereof and which are in the possession of the Senior Lender or of which Senior Lender requires the Debtors to retain possession), and (B) to entitle Secured Party to exercise the rights and remedies provided in each of this Agreement, the other Investment Documents and the UCC. No Debtor shall at any time take any action which shall cause this section to become not true and correct, and each Debtor shall at all times take all such action as may be necessary to cause this section to remain true and correct. If, at any time, there are Liens on any Collateral, other than Liens securing the Senior Indebtedness or Permitted Liens or Liens granted to Secured Party, the Debtors shall use their best efforts to remove such conflicting Liens within 30 days thereafter and, in any event, shall remove such conflicting Liens within 60 days thereafter;

          (k) no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority that has not been obtained, made or given is required (i) for the pledge by any Debtor of the Collateral pledged by it hereunder, for the grant by any Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by any Debtor, (ii) as to Collateral with respect to which Liens may be perfected by such filings, for maintenance of the pledge, assignment and security interest created hereby or for the perfection of the pledge, assignment and security interest created hereby by filing a UCC-1 financing statements in the appropriate filing offices designated by the UCC, or (iii) except as otherwise provided by law, for the exercise by Secured Party of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement;

          (l) each Debtor possesses all material licenses and permits, including but not limited to all applicable certificates of occupancy, licenses and permits and all health and sanitation permits, required for the operations of its business; and

          (m) Schedule 3 is a complete and correct list of all (i) deposit accounts (demand, time, special or other) maintained by or in which any Debtor has an interest and correctly describes the financial institution in which such account is maintained (including the specific branch), the address and ABA number of such institution, the officer of such institution having primary responsibility for such Debtor's accounts, the account number and type (as supplemented from time to time by the Debtors by written notice to Secured Party) and (ii) Chattel Paper, promissory notes and other Instruments in which any Debtor has an interest.

          (n) Continuous Perfection. The Company's jurisdiction of organization is the State of Nevada, and Ventures' jurisdiction of organization is the State of

     California. No Debtor will change the same, or its name, identity, corporate structure or jurisdiction of organization in any manner, without providing at least thirty (30) days' prior written notice to Secured Party. The Collateral, to the extent not delivered to Secured Party, will be kept within the United States at all times.

     7.   Further Assurances.

          (a) Unless this requirement is specifically waived in writing by Secured Party, each Debtor agrees to promptly obtain the necessary consent to or waiver of such restriction from any Person so as to enable such Debtor to effectively grant to Secured Party the security interest contemplated by this Agreement.

          (b) At any time and from time to time, upon the written request of Secured Party and at the sole expense of Debtors, each Debtor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Secured Party may reasonably request to obtain the full benefits of this Agreement and to protect, preserve and maintain Secured Party's rights in the Collateral and under this Agreement, including, without limitation, (A) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Secured Party of any License or Contract held by Debtor and to enforce the Liens granted hereunder, and (B) filing any financing or continuation statements under the UCC with respect to the Liens granted hereunder or under any other Investment Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions. On each anniversary of the Closing Date (or as often as Secured Party may require upon the occurrence and continuation of a Default or an Event of Default), Debtor will supplement each schedule to this Agreement with respect to any matter hereafter arising that, if existing or occurring as of the Closing Date, would have been required to be set forth or described in such Schedule; provided that such supplement shall not be deemed to be an amendment thereof unless expressly consented to in writing by Secured Party.

          (c) Each Debtor hereby authorizes Secured Party to, from time to time in any appropriate jurisdiction, file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of any Debtor where permitted by Applicable Law. Such financing statements may indicate that the Collateral is all assets of the Debtors. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Applicable Law.

          (d) The Debtors will furnish to Secured Party from time to time statements and schedules (including Schedules to this Agreement) further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request in writing, all in reasonable detail. The Debtors will promptly furnish to Secured Party a copy of each new or renewal, restatement or modification of any agreement included in Collateral.

          (e) Borrower shall not establish or maintain any deposit or similar bank account not listed on Schedule 3 hereto unless Secured Party receives prior notice thereof and the depositary enters into a control agreement, in form and substance satisfactory to Secured Party, with respect to such account.

          (f) In the event that any Debtor acquires by any means any rights under or in respect of commercial tort claims, such Debtor shall promptly notify Secured Party of the facts of such claims in reasonable detail, grant Secured Party a continuing security interest therein, and take any action Secured Party may reasonably request to ensure that such security interest is a valid, enforceable, perfected security interest therein, subject as to priority only to the Senior Liens and other Permitted Liens entitled to priority by Applicable Law. Without limiting the foregoing, each Debtor hereby authorizes Secured Party to file in any jurisdictions such amendments to financing statements, new financing statements, or other documents as may be necessary or desirable to perfect a security interest in any such commercial tort claims.

          (g) In addition to such other information as shall be specifically provided for herein, each Debtor agrees to permit such site visitations and inspections and furnish to Secured Party such other information with respect to such Debtor's business and Collateral as Secured Party may reasonably request from time to time in connection with the Collateral, or the protection, preservation, maintenance or enforcement of the security interest or the Collateral as provided pursuant to the terms of the Securities Purchase Agreement.

          (h) Each Debtor agrees that, if at any time after the date hereof, such Debtor acquires, creates or otherwise obtains, directly or indirectly, Capital Stock of a new Subsidiary, such Subsidiary shall immediately execute and deliver a Joinder Agreement, together with any other documents, instruments or agreements necessary to join such Subsidiary as a party to this Agreement and to cause such Subsidiary to assign, pledge and grant security interests in all of its assets pursuant hereto. The Debtors agree to cause any such Subsidiary to take any actions that may be necessary or desirable to perfect and ensure the continuing perfection and priority of such security interests.

          (i) Each Debtor shall, in accordance with the terms hereunder, obtain or use its best efforts to obtain waivers or subordinations of Liens from landlords and mortgages, and shall in all instances obtain signed acknowledgments of Secured Party's Liens from bailees having possession of any of such Debtor's Goods.

          (j) If not waived by Secured Party in writing (which waiver may be revoked), each Debtor and its Subsidiaries shall obtain authenticated Control Letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for such Debtor or any of its Subsidiaries.

          (k) Borrower and each of its Subsidiaries shall take all steps necessary to grant Secured Party control of all electronic chattel paper in accordance with the

     UCC and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

          (l) Debtors also hereby (i) authorizes Secured Party to file any financing statements, continuation statements or amendments thereto that
     (A) indicate the Collateral (I) as all assets of any Debtor (or any portion of any Debtor's assets) or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of
     Article 9 of the UCC of such jurisdiction, or (II) as being of an equal or lesser scope or with greater detail, and (B) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including (I) whether any Debtor is an organization, the type of organization and any organization identification number issued to any Debtor, and (II) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates, (ii) agrees to furnish any such information to Secured Party promptly upon request, and (iii) ratifies its authorization for Secured Party to have filed any initial financial statements, or amendments thereto if filed prior to the date hereof. Each Debtor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Secured Party and agrees that it will not do so without the prior written consent of Secured Party, subject to Debtors' rights under
     Section 9509(d)(2) of the UCC.

     8.   Equipment, Fixtures and Inventory.

          (a) The Debtors shall keep all Equipment, Fixtures and Inventory (other than Inventory sold in the ordinary course of business or in transit between two permitted locations) at the places therefor specified herein or, upon thirty days prior written notice to Secured Party, at such other places in such jurisdictions where all action required by Section 7 shall have been taken with respect to the Equipment and Inventory.

          (b) The Debtors shall, and shall cause their respective Subsidiaries, to maintain or cause to be maintained all their material properties necessary to the conduct of their business (whether owned or held under lease) in reasonably good repair, working order and condition, taken as a whole, and from time to time make or cause to be made all reasonably necessary repairs, renewals, replacements, additions, betterments and improvements thereto.

          (c) The Debtors shall, and shall cause their respective Subsidiaries to, pay and discharge all Taxes, assessments and governmental charges or levies imposed upon it or its income or properties prior to the date on which penalties attach thereto, and all lawful material claims for labor, materials and supplies which, if unpaid, might become a Lien upon any of their properties, except those Taxes, assessments, charges or levies contested by any such Person diligently in good faith, and for which adequate reserves have been established in accordance with GAAP. The

     Debtors shall, and shall cause their respective Subsidiaries to, timely file all information returns required by federal, state or local Tax authorities.

     9. Insurance. The Debtors shall, and shall cause their respective Subsidiaries to, maintain insurance from responsible companies in such amounts and against such risks as shall be customary and usual in the industry for companies of similar size and capability, but in no event less than the amount and types insured as of the Effective Date. The Debtors shall promptly furnish to Secured Party evidence of such insurance in form and content satisfactory to Secured Party. If the Debtors fails to perform or observe any applicable covenants as to insurance on any of such Collateral, Secured Party may at its own option obtain insurance on only Secured Party's interest in such Collateral, any premium thereby paid by Secured Party to become part of the Secured Obligations, bear interest as provided in the Securities Purchase Agreement. In the event Secured Party maintains such substitute insurance, the additional premium for such Insurance shall be due upon written demand and jointly and severally payable by the Debtors to Secured Party in accordance with any notice delivered to any Debtor by Secured Party. The Debtors hereby grant Secured Party a security interest in any refunds of unearned premiums in connection with any cancellation, adjustment or termination of any policy of insurance or paid to Senior Lender with respect to Senior Indebtedness, required by Secured Party and in all proceeds of such insurance and hereby appoint Secured Party their attorney-in-fact to endorse any check or draft that may be payable to any of them in order to collect such refunds or proceeds. Any such sums collected by Secured Party shall be credited, except to the extent applied to the purchase by Secured Party of similar insurance or paid to Senior Lender with respect to Senior Indebtedness, to any amounts then owing on the Secured Obligations in accordance with the Securities Purchase Agreement.

     10. Place of Perfection: Records; Collection of Accounts; Chattel Paper and Instruments.

          (a) The Debtors shall keep their chief place of business and chief executive office and the office where they keeps their records concerning accounting books and records, and the originals of all Chattel Paper (until delivered to Senior Lender or Secured Party), at the location therefor specified in Section 6(f), unless the Debtors shall have given written notice thereof to Secured Party no later than thirty days prior to the moving thereof to another location within the United States. The Debtors will hold and preserve such records and Chattel Paper (subject to pledge thereof to the Senior Lender) and will permit representatives of Secured Party to inspect and make abstracts from and copies of such records and Chattel Paper as provided in the Securities Purchase Agreement. Upon the full and final satisfaction of the Senior Indebtedness in cash, the Debtors shall deliver, or cause the Senior Lender, if it then has possession thereof, to deliver, to Secured Party all Instruments to be held by Secured Party as collateral. Upon the full and final satisfaction of the Secured Obligations in cash, Secured Party shall return to the Debtors all Instruments and Chattel Paper held by Secured Party as collateral unless the Senior Indebtedness is still outstanding, in which case such Collateral shall be delivered to Senior Lender to be held as collateral.

          (b)  (i)   Except as otherwise provided in this section, the Debtors
     shall continue to collect, at their own expense, all amounts due or to become due the Debtors under all Accounts, Chattel Paper and Instruments. In connection with such collections, the Debtors may take (and, at Secured Party's direction, shall take) such action as the Debtors or Secured Party may deem reasonably necessary or advisable to enforce collection of the Accounts, Chattel Paper and Instruments; provided, however, that Secured Party shall have the right (upon a Default or Event of Default which is continuing) (without notice to the Debtors) to notify the account debtors or obligors under any Accounts, Chattel Paper and Instruments of the assignment of such Accounts, Chattel Paper and Instruments to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Debtors thereunder directly to Secured Party and, at the expense of the Debtors, to enforce collection of any such Accounts, Chattel Paper and Instruments, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Debtors might have done.

               (ii) Subject to the following sentence, upon prior notice to the Debtors (unless a Default or an Event of Default has occurred and is continuing in which case no notice is necessary), Secured Party shall have the right, at the Debtors' expense, no more than twice in any 12-month period (unless such a Default or an Event of Default has occurred and is continuing in which case no such limitation shall be in effect) to make test verifications of the Accounts and physical verifications and appraisals of any other Collateral in any manner and through any medium that Secured Party considers advisable, and the Debtors agree to furnish all such assistance and information as Secured Party may require in connection therewith. Secured Party may at any time, in Secured Party's own name, in any Debtor's name or otherwise, communicate with Account Debtors, parties to contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to Secured Party's satisfaction, the existence, amount and terms of any such Accounts, contracts, Instruments or Chattel Paper. The Debtors, at their own expense, shall cause their independent certified public accountants to deliver to Secured Party the results of any confirmation of all or any portion of the Accounts and any physical verifications and reconciliations of all or any portion of the other Collateral made or observed by such accountants when and if any such confirmation, verification or reconciliation is conducted in connection with annual audit procedures. Upon the occurrence and during the continuation of a Default or an Event of Default, the Debtors, promptly upon Secured Party's request, at the Debtors' own expense, shall prepare and deliver to Secured Party the following reports: (a) a reconciliation of all Accounts; (b) an aging of all Accounts; (c) an aged receivable trial balance; (d) test verifications of such Accounts as Secured Party may request; (e) a schedule of all Inventory; (f) a schedule of all Equipment;
     (g) a schedule of all Leases; (h) a schedule of all Indebtedness, including, but not limited to, purchase money indebtedness and (i) a schedule of all Licenses.

               (iii) Upon the full and final satisfaction of the Senior Indebtedness in cash, and after the occurrence of a Default or Event of Default that is continuing, all amounts and proceeds (including Instruments) received by any Debtor in respect of the Accounts, Chattel Paper and Instruments shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of the Debtors and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary indorsement) to be held as cash collateral and either (a) released to the Debtors so long as no Default or Event of Default shall have occurred and be continuing or (b) if any Default or Event of Default shall have occurred and be continuing, applied as provided herein and in the Intercreditor Agreement. The Debtors shall not, without the written consent of Senior Lender (or, after the termination of the Intercreditor Agreement, of Secured Party), adjust, settle or compromise the amount or payment of any Account, Chattel Paper or Instrument, release wholly or partly any Account Debtors or obligor thereof or allow any credit or discount thereon except as provided in Section 6(a).

     11. Transfers and Other Liens; Name Changes. No Debtor shall (a) sell, assign (by operation of Applicable Law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except in the ordinary course of business or as permitted under the Securities Purchase Agreement, or
(b) create or permit to exist any Lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement, Senior Liens and Permitted Liens. No Debtor shall, nor shall any Debtor permit, any Subsidiary to, change its name, corporate structure, or jurisdiction of organization.

     12. Secured Party Appointed Attorney-in-Fact. Each Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to Secured Party the power and right, on behalf of such Debtor, without notice to or assent by Secured Party, upon the occurrence and during the continuation of a Default or an Event of Default (except as otherwise provided below), to do the following, all at the Debtors' expense:

          (a) regardless of whether a Default or an Event of Default has occurred or is continuing, continue any insurance policies existing pursuant to the terms of this Agreement or maintained pursuant to the tens of any Investment Document should the Debtors fail to do so, and pay all or any part of the premiums therefor and the costs thereof;

          (b) in the name of any Debtor, in its own name or otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances, or other Instruments for the payment of monies due under any Collateral;

          (c) receive payment of any and all monies, claims and other amounts due or to become due at any time arising out of or in respect of any Collateral;

          (d) ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any Collateral;

          (e) pay or discharge any charges or Liens levied or placed on or threatened against the Collateral;

          (f) effect any repairs or obtain any insurance called for by the terms of the any Investment Document and pay all or any part of the premiums therefor and costs thereof;

          (g) direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to Secured Party or as Secured Party shall direct;

          (h) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against Account Debtors, assignments, verifications and notices in connection with accounts and other documents constituting or related to the Collateral;

          (i) settle, compromise or adjust any suit, action or proceeding described in this section and, in connection therewith, give such discharges or releases as Secured Party may deem appropriate;

          (j) file any claim or task or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such monies due under any Collateral whenever payable;

          (k) commence and prosecute any suits, actions or proceedings at law or in equity in any court to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

          (l) defend any claim, suit, action or proceeding brought against any Debtor with respect to any Collateral if such Debtor does not defend such claim, suit, action or proceeding or if Secured Party believes that such Debtor is not pursuing such defense in a manner that will minimize the loss with respect to such Collateral and Secured Party's security interest therein;

          (m) license or, to the extent permitted by an applicable License, sublicense, whether general, specific or otherwise and whether on an exclusive or non-exclusive basis, any Intellectual Property Collateral throughout the world on such terms and conditions and in such manner as Secured Party shall, in its sole discretion, determine; and

          (n) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option, at any time or from time to time, all acts and other things that Secured Party deems necessary to perfect, preserve or realize upon the Collateral and Secured Party's Lien therein in order to effect the intent of this Agreement, all as fully and effectively as any Debtor might do.

          THE DEBTORS HEREBY IRREVOCABLY GRANT TO SECURED PARTY THEIR PROXY (EXERCISABLE AFTER THE SENIOR INDEBTEDNESS HAS BEEN FULLY AND FINALLY SATISFIED IN CASH FROM AND AFTER THE OCCURRENCE OF A DEFAULT OR EVENT OF DEFAULT WHICH IS CONTINUING) TO VOTE ANY SECURITIES COLLATERAL AND APPOINT SECURED PARTY THEIR ATTORNEY-IN-FACT TO PERFORM ALL OBLIGATIONS OF THE DEBTORS UNDER THIS AGREEMENT AND TO EXERCISE ALL OF SECURED PARTY'S RIGHTS HEREUNDER. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR THEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE SECURED OBLIGATIONS.

     13. Secured Party May Perform. Upon and during the continuance of a Default or Event of Default, if the Debtors fail to perform or comply with any agreement contained herein or in any Investment Document, Secured Party may itself perform, or cause performance of, or compliance with, such agreement, and the expenses of Secured Party incurred in connection therewith, together with applicable interest thereon at the rate then in effect under the terms of the Note, shall be payable by the Debtors under Section 16 herein.

     14. Secured Party's Duties. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it or any Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral; whether or not Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property. Except as provided in this section, Secured Party shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Secured Party, and Secured Party shall not be required or obligated, to (a) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) notify the Debtors of any decline in the value of any Collateral.

     15. Remedies. If any Default or Event of Default shall occur and be continuing:

          (a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC in effect in the state in which the Collateral is located at that time (whether or not the UCC applies to the affected Collateral), and also may (i) require any Debtor to, and each Debtor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties or (ii) without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon the Debtors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), forthwith enter upon the premises of any Debtor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving any Debtor notice and opportunity for a hearing on Secured Party's claim or action, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, sell the Collateral or any portion thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, at such prices as it may deem best, for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as Secured Party may deem commercially reasonable. Secured Party shall have the right, upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Secured Party by credit bid the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Debtor hereby releases. Secured Party shall have the right to conduct such sales on any Debtor's premises without rent or other charge for such sales or other action with respect to the Collateral for such time or times as Secured Party deems necessary or advisable. Each Debtor agrees that, to the extent notice of sale shall be required by Applicable Law, ten days' notice to the Company or such Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Until Secured Party is able to effect a sale, lease, or other disposition of any Collateral, Secured Party shall have the right to use or operate the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by Secured Party. Secured Party shall have no obligation to any Debtor to take any action to maintain or preserve the rights of any Debtor as against third parties with respect to any Collateral while such Collateral is in the possession of Secured Party. Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Secured Party's remedies with respect to such appointment without prior notice or hearing. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in
     Section 15(b), the Debtors shall remain liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Secured Party of any other amount required by any provision of law, including, but not limited to Sections 9608 and 9615 of the UCC, need Secured Party account for the surplus, if any, to the affected Debtor. The Debtors shall remain liable for any and all costs and expenses incurred by Secured Party, including, but not limited to, attorneys' fees, to collect such deficiency. To the maximum extent permitted by applicable law, each Debtor waives all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of Secured Party.

          (b) Subject to the rights of the Senior Lender under the Intercreditor Agreement, Secured Party shall apply the proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

               FIRST, to the payment of all costs and expenses incurred by Secured Party in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made hereunder by Secured Party on behalf of the Debtors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder.

               SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the holders of the Secured Obligations pro rata in accordance with the amounts of the Secured Obligations held by them on the date of any such distribution); and

               THIRD, unless otherwise required by UCC Sections 9608 and 9615 or other Applicable Law, to the Debtors, their successors or assigns, or as a court of competent jurisdiction determines, or as otherwise provided by applicable law, any surplus remaining (proper allowance being made for any Obligations not then due) to the Debtors.

          Secured Party shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. All payments received by any Debtor under or in connection with any Collateral shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of any Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary indorsement).

     16.  Indemnity and Expenses.

          (a) The Debtors jointly and severally agree to indemnify Secured Party from and against any and all claims, losses and liabilities (including attorneys' fees and appraisal fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), expressly including such claims, losses or liabilities arising out of mere negligence of Secured Party, except claims, losses or liabilities resulting from Secured Party's gross negligence or willful misconduct.

          (b) The Debtors jointly and severally agree, upon written demand, to pay to Secured Party the amount of any and all reasonable expenses, including the fees and expenses of its counsel and of any appraisers, experts and agents, which Secured Party may incur in connection with, without limitation, (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder or (iv) the failure by any Debtor to perform or observe any of the provisions hereof. Any payments so made shall be a part of the Secured Obligations, shall be payable upon written demand, and shall bear applicable interest at the interest rate set forth in the Note.

     17. Further Approvals Required. In connection with the exercise by Secured Party of its rights hereunder that effects the disposition of or use of any Collateral, it may be necessary to obtain the prior consent or approval of Governmental Authorities and other Persons to a transfer or assignment of Collateral. Each Debtor hereby agrees to execute, deliver and file, and hereby appoints (to the extent permitted under Applicable Law) Secured Party as its attorney upon the occurrence and during the continuation of a Default or Event of Default, to execute, deliver and file on such Debtor's behalf and in such Debtor's name, all applications, certificates, filings, instruments and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Secured Party's opinion, to obtain such consents or approvals. Each Debtor further agrees to use its best efforts to obtain such consents or approvals upon and after the occurrence of a Default or Event of Default that is continuing. Each Debtor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this section and that such failure would not be adequately compensable in damages, and therefore agrees that this section may be specifically enforced.

     18. Cumulative Rights. All rights of Secured Party under the Investment Documents are cumulative of each other and of every other right which Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Secured Obligations. The exercise of one or more rights shall not prejudice or impair the concurrent or subsequent exercise of other rights.

     19. Modifications: Amendments: Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that a Joinder Agreement may amend this Agreement by adding an additional Debtor hereunder without Secured Party's signature.

     20. Continuing Security Interest; Termination. This Agreement shall create a continuing security interest in and to all of the Collateral, and the security interest shall survive until, and this Agreement shall remain in full force and effect and terminate only upon, the indefeasible payment (including payment in full in cash in immediately available funds in the case of Secured Obligations consisting of payment obligations) and performance in full of any and all Secured Obligations and the expiration or earlier termination of all obligations of the Secured Party under this Agreement and the other Investment Documents.

     21. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN CALIFORNIA, IN WHICH EVENT SUCH MATTER SHALL BE GOVERNED BY THE LAWS OF SUCH OTHER JURISDICTION.

     22. Secured Party's Right to Use Agents. Secured Party may exercise its rights under this Agreement through an agent or other designee. Without limiting the generality of the foregoing, each Debtor hereby acknowledges that Secured Party may, in its discretion, appoint one or more financial institutions to act as Secured Party's agent in holding in custodial account instruments in which Secured Party is granted a security interest hereunder, including, without limitation, certificates of deposit and other instruments evidencing short term obligations.

     23. No Interference, Compensation or Expense. Secured Party may exercise its rights under this Agreement (a) without resistance or interference by any Debtor except to the extent such Debtor has valid defenses, and (b) without payment of any rent, license fee or compensation of any kind to any Debtor.

     24. Waiver. Should any part of the Secured Obligations be payable in installments, the acceptance by Secured Party at any time and from time to time of partial payment of the aggregate amount of all installments then matured shall not be deemed as a waiver of any Default or Event of Default then existing. No waiver of any Default or Event of Default shall be deemed to be a waiver of any other subsequent Default or Event of Default, nor shall any such waiver be deemed to be a continuing waiver. No delay or omission by Secured Party in exercising any right hereunder, or under any other Investment Documents, shall impair any such right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof, or the exercise of any other right of Secured Party hereunder or under such other agreements.

     25. Waivers by Debtors. Each Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, or of any indulgence with respect to, the Secured Obligations; waives presentment, demand, notice of dishonor, and protest; and waives notice of the amount of the Secured Obligations outstanding at any time, notice of any change in financial condition of any Subsidiary. The foregoing sentence, however, is not intended to relieve Security Party of its obligation to give certain notices as required by the terms of the Investment Documents. Each Debtor waives (a) any claim that, as to any part of the Collateral, a public sale, should Secured Party elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Agreement, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT COMPANY WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF SECURED PARTY'S RIGHTS HEREUNDER, and (c) all rights of redemption, appraisal or valuation. To the maximum extent permitted by Applicable Law, each Debtor waive all claims, damages, and demands against Secured Party, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention, or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of any such Person. Each Debtor agrees that ten days' prior notice by Secured Party to the Debtors of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters.

     26. Other Parties and Other Collateral. No renewal, increase, or extension of or any other indulgence with respect to, the Secured Obligations or any part thereof, no release, exchange, or taking of any security, no release of any Person (including any Subsidiary, maker, endorser, guarantor, or surety) liable on the Secured Obligations, no delay in enforcement of payment, no delay or omission or lack of diligence or care in exercising any right or power with respect to the Secured Obligations or any security therefor or guaranty thereof or under this Agreement, and no other circumstance or event which might constitute a defense available to or discharge of any Debtor or any other Person, shall in any manner impair or affect the rights of Secured Party hereunder, under any other Investment Documents, at law, or in equity. Secured Party need not file suit or assert a claim for personal judgment against any Person for any part of the Secured Obligations or seek to realize upon any other security for the Secured Obligations, before foreclosing upon the Collateral for the purpose of paying the Secured Obligations. Each Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that Secured Party shall not have any duty or obligation to any Debtor to apply any such other security or proceeds thereof to the Secured Obligations. Each Debtor hereby waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Secured Obligations or require suit against any Debtor or others.

     27. Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon the expiration of 72 hours after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as set forth in Section 12.7 of the Securities Purchase Agreement.

     28. Parties Bound; No Assignment. This Agreement shall be binding on the Debtors and their respective successors, assigns, and other legal representatives, and shall bind and inure to the benefit of Secured Party, and its successors and assigns; provided, however, that no Debtor may assign its rights or delegate its obligations hereunder without the prior written consent of Secured Party. The rights, powers, and interests held by Secured Party hereunder may be transferred or assigned, in whole or in part, in accordance with the Securities Purchase Agreement and the Intercreditor Agreement.

     29. Definitions. Unless the context indicates otherwise or the terms are otherwise defined herein, definitions in the UCC apply to words and phrases in this Agreement. Each of the terms "Company," "Overhill Ventures," and "Debtors" includes such Person, such Person's heirs, successors and assigns, such Person as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for such Person or all or substantially all of its assets under any Applicable Law.

     30. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future Applicable Laws during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in fill force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

     31. Control. Notwithstanding anything herein to the contrary, this Agreement and the transactions contemplated hereby do not and shall not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership by Secured Party of any Debtor or any issuer of the Collateral, or control, affirmative or negative, direct or indirect, by Secured Party over the management or any aspect of the day-to-day operation of any Debtor or any such issuer, which control remains in each Debtor, each such issuer, and their respective boards of directors, partners and officers (as appropriate); provided, however, that if Secured Party becomes the owner of any partnership interest, or other equity or ownership interest in any entity whether through foreclosure or otherwise, it shall be entitled to exercise such legal rights as it may have by being an owner of such partnership interest or other equity or ownership interest.

     32. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     33. Entire Agreement. This Agreement represents the final agreement between the parties with respect to the subject matter hereof and supersedes any prior oral or written, or any contemporaneous oral, agreements or understandings of the parties. There are no unwritten oral agreements among the parties. Nothing in this Agreement or in the other

Investment Document, expressed or implied, is intended to confer upon any party other than the parties hereto or thereto any rights, remedies, Secured Obligations or liabilities under or by reason of this Agreement or the other Investment Documents.

     34. Reinstatement. The provisions of this Agreement shall remain in full force and effect and continue to be effective even if: (a) any petition is filed by or against any Debtor or any Subsidiary of any Debtor for liquidation or reorganization; (b) any Debtor or any Subsidiary of any Debtor becomes insolvent or makes an assignment for the benefit of creditors; (c) a receiver or trustee is appointed for all or any significant part of the assets of any Debtor or any Subsidiary of any Debtor; or (d) at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored, or returned, the Secured Obligations and Secured Party's Liens in the Collateral shall be reinstated and deemed reduced only by any amount paid and not so rescinded, reduced, restored, or returned.

     35. Governing Law. THIS AGREEMENT AND THE OBLIGATIONS OF THE PLEDGOR HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     36. Survival of Agreement. All covenants, agreements, representations and warranties made by the Debtors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by Secured Party and shall survive the execution and delivery to Secured Party of the Notes pursuant to the Securities Purchase Agreement, regardless of any investigation made by Secured Party, and shall continue in full force and effect as long as any Secured Obligation is outstanding and unpaid.

     37. Amendment and Restatement. Effective on and as of the Effective Date, this Agreement shall supersede the Company Security Agreement and the Ventures Security Agreement insofar as they are inconsistent with this Agreement. However, the execution and delivery of this Agreement shall not excuse, or constitute a waiver of, any Defaults or Events of Default under the Company Security Agreement and the Ventures Security Agreement, it being understood that this Agreement is not a termination of the Company Security Agreement or the Ventures Security Agreement but is a modification (and, as modified, a continuation) thereof. The Company and the other Debtors acknowledge and agree that the Company Security Agreement and the Ventures Security Agreement, in each case as amended and restated hereby, are affirmed in all respects and that the first-priority liens and security interests granted thereunder are continued hereby and under the Company Pledge Agreement and the PTC Security Agreement.

     38. Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING

BASED UPON, ARISING OUT OF OR IN ANY WAY RELATING TO (a) THIS AGREEMENT, THE SECURITIES PURCHASE AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT, INCLUDING ANY PRESENT OR FUTURE AMENDMENT THEREOF, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY OR RELATED TO THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT, OR (b) ANY CONDUCT, ACT OR OMISSION OF THE PARTIES OR THEIR AFFILIATES (OR ANY OF THEM) WITH RESPECT TO THIS AGREEMENT, THE SECURITIES PURCHASE AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT, INCLUDING ANY PRESENT OR FUTURE AMENDMENT THEREOF, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION, SUIT OR OTHER PROCEEDING; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH ACTION, SUIT OR OTHER PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

                  [REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Debtors and Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.

                          DEBTORS

                          OVERHILL FARMS, INC., a Nevada corporation



                          By:   ____________________________
                                James Rudis
                                President and Chief Executive Officer



                          By:   ____________________________
                                Richard A. Horvath
                                Vice President and Chief Financial Officer

                          OVERHILL L.C. VENTURES, INC., a California corporation



                          By:   ____________________________
                                James Rudis
                                President

                          By:   ____________________________
                                Richard A. Horvath
                                Vice President and Chief Financial Officer



                          SECURED PARTY

                          LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership

                          By: LLCP California Equity Partners II, L.P., a
                              California limited partnership, its General
                              Partner

                              By: Levine Leichtman Capital Partners, Inc.,
                                a California corporation, its General Partner


                                By:________________________
                                   Arthur E. Levine
                                   President

                                                                    Exhibit A to
                                         Amended and Restated Security Agreement

                                     FORM OF
                                JOINDER AGREEMENT

     JOINDER AGREEMENT, dated as of ________________,20__, made by ___________________________________ (the "Additional Debtor"), in favor of,
LEVINE LEICHTMAN CAPITAL PARTNERS, II, L.P., a California limited partnership, its successors and assigns, as Secured Party (in such capacity, "Secured Party") in connection with the Securities Purchase Agreement referred to below. All capitalized terms not defined herein shall have the respective meanings ascribed to them in such Securities Purchase Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Overhill Farms, Inc., a Nevada corporation ("Company"), the entities from time to time parties thereto as Guarantors and Secured Party have entered into that certain Amended and Restated Securities Purchase Agreement dated as of ___________, 2002 (as amended from time to time, thc "Securities Purchase Agreement");

     WHEREAS, in connection with the Securities Purchase Agreement, Company, Overhill Ventures and their Subsidiaries (other than the Additional Debtor) have entered into the Amended and Restated Security Agreement dated as of ___________, 200__ (as amended from time to time, the "Security Agreement") in favor of Secured Party;

     WHEREAS, the Securities Purchase Agreement requires the Additional Debtor to become a party to the Security Agreement;

     WHEREAS, Company, Overhill Ventures, and their Subsidiaries are members of a consolidated group of entities whose success is mutually interdependent, and each of the Company, Overhill Ventures, and their Subsidiaries has derived, and expects to continue to derive, substantial direct and indirect benefits from the proceeds of the borrowings made available to the Company under the Note; and

     WHEREAS, the Additional Debtor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Security Agreement.

     NOW, THEREFORE, IT IS AGREED:

     1. Security Agreement. By executing and delivering this Joinder Agreement, the Additional Debtor, as provided in Section 7(h) of the Security Agreement, hereby becomes a party to the Security Agreement as a Debtor thereunder with the same force and effect as if originally named therein as a Debtor and, without limiting thc generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Debtor thereunder. Without limiting the generality of the foregoing, the Additional Debtor hereby assigns, pledges and grants to Secured Party a continuing security interest (subject, as to priority, only to the Senior Liens and Permitted Liens to the extent entitled to priority by Applicable Law) in and to all of the Additional Debtor's right, title and interest to Collateral. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Security Agreement. The Additional Debtor hereby represents and warrants that each of the representations and warranties contained in Section 6 of the Security Agreement is true and correct on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date.

     2. The Additional Debtor hereby represents and warrants that the representations, warranties and acknowledgments in the Securities Purchase Agreement or the Security Agreement, as the case may be, made by or with respect to the Additional Debtor are true and correct in all material respects on and of the date hereof as though made on and as of the date hereof, and further represents and warrants that:

          (a) The Additional Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of ________;

          (b) The Additional Debtor has all requisite power and authority to own and hold or lease the properties it purports to own, hold or lease, to carry on its business as currently conducted and as proposed to be conducted and to enter into and deliver this Joinder Agreement and perform its obligations hereunder and under the PTC Security Agreement; and

          (c) This Additional Debtor and the Security Agreement constitute the legal, valid and binding obligations of the Additional Debtor, enforceable against the Additional Debtor in accordance with their respective terms.

     3. Binding Effect. This Joinder Agreement shall be binding upon, and inure to the benefit of, the Additional Debtor and its successors and permitted assigns.

     4. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

     IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

                                            [ADDITIONAL DEBTOR]



                                            By:  _______________________________
                                                 Name:
                                                 Title:

                                                                    Annex 1-A to
                                                               Joinder Agreement

                            Supplement to Schedule 1



                            Supplement to Schedule 2



                            Supplement to Schedule 3